UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 19, 2016, Century Communities, Inc., a Delaware corporation (the “Company”), entered into a Third Modification Agreement (the “Third Modification Agreement”) with Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto. The Third Modification Agreement modifies the Credit Agreement, dated as of October 21, 2014, among the Company, the lenders from time to time party thereto, and Texas Capital Bank, National Association, as Administrative Agent and L/C Issuer, as modified by the (i) First Modification Agreement, dated as of July 31, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto, and (ii) Second Modification Agreement, dated as of December 22, 2015, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto (as modified, the “Credit Agreement”), which provided the Company with a revolving line of credit (the “Credit Facility”) of up to $300 million.

The Third Modification Agreement, among other things, (i) increases the Credit Facility from $300 million to $380 million, (ii) admits Citibank, N.A. and Flagstar Bank, FSB as new lenders under the Credit Facility, and (iii) increases certain lenders’ respective commitments to the Credit Facility.

The foregoing summary of the Third Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Modification Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On August 22, 2016, the Company issued a press release announcing that it has increased the Credit Facility to $380 million, and that the term of the Credit Facility has been extended one year to mature in October 2019. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Third Modification Agreement, dated as of August 19, 2016, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.

99.1	Press Release, dated August 22, 2016, announcing expansion and extension of term of Credit Facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2016	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
David Messenger Chief Financial Officer (principal financial officer and principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Modification Agreement, dated as of August 19, 2016, by and among the Company, Texas Capital Bank, National Association, as Administrative Agent, the lenders party thereto, and the subsidiary guarantors of the Company party thereto.

99.1	Press Release, dated August 22, 2016, announcing expansion and extension of term of Credit Facility.